UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☐ Preliminary Information Statement	☐ Confidential, for Use of the Commission Only
(as permitted by Rule 14c-5 (d)(2))
☒ Definitive Information Statement

Wuhan General Group (China), Inc.
(Name of Registrant As Specified In Charter)

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Wuhan General Group (China), Inc.
Canglongdao Science Park of
Wuhan East Lake Hi-Tech Development Zone
Wuhan, Hubei 430200
People’s Republic of China

December 27, 2010

To:  The Holders of Common Stock of Wuhan General Group (China), Inc.

Re:  Action by Written Consent in Lieu of Meeting of Stockholders

The purpose of the accompanying Information Statement is to inform the holders of common stock, $0.0001 par value per share (the “Common Stock”) of Wuhan General Group (China), Inc., a Nevada corporation (the “Company”), of an action that was taken on November 15, 2010 by the stockholder holding a majority of the Company’s Common Stock.  The action, which was taken by written consent in lieu of a meeting of the stockholders, is more fully described in the accompanying Information Statement.  This Information Statement is being mailed on or about December 31, 2010 by the Board of Directors of the Company, to the holders of record of the Company’s Common Stock, as of the close of business on November 24, 2010 (the “Record Date”).

Under the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), the action cannot become effective until at least 20 days after the Information Statement has been distributed to the stockholders of the Company.

This is not a notice of a meeting of stockholders and no stockholder meeting will be held to consider any matter that will be described herein.

By Order of the Board of Directors,

/s/ Qi Ruilong
Qi Ruilong, President and Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

This Information Statement is being mailed or otherwise furnished to the Company’s stockholders by the Board of Directors to notify them about an action that the holder of a majority of the Company’s outstanding voting stock took by written consent, in lieu of a meeting of the stockholders.  The action was taken on or about November 15, 2010.

Copies of this Information Statement are first being sent on or about December 31, 2010 to the holders of record of the Company’s outstanding shares of Common Stock on the Record Date.  Under the rules and regulations of the SEC, the action by written consent of the majority stockholder cannot become effective until at least 20 days after the Information Statement has been distributed to the stockholders of the Company.

General Information

Pursuant to NASDAQ Stock Market Rule 5635, if the Company intends to issue (i) securities in a transaction which could result in the issuance of more than 20% of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis, or (ii) equity-based compensation to officers, directors, employees or consultants, for less than the greater of market or book value for such stock, then the issuer generally must obtain the prior approval of its stockholders before such issuance.

The Company’s Board of Directors (the “Board”) unanimously approved, a series of agreements designed to reduce the overhang of the Company’s Series A, B, C, AA, BB and JJ warrants and to simplify the Company’s capital structure (the “Warrant Recapitalization”).  Fame Good International Limited (“Fame Good”), which is controlled by Xu Jie, the Company’s Chairman of the Board and controlling stockholder, owns Series A and B warrants and has agreed to participate in the Warrant Recapitalization on the same terms as the other Series A and B warrant holders.  Also, certain of the Series C, AA, BB and JJ warrant holders have previously served or currently serve as advisors to the Company.  These Series C, AA, BB and JJ warrant holders will participate in the Warrant Recapitalization.  Under NASDAQ Stock Market Rule 5635 and related interpretations, the issuance of shares to Fame Good and to certain holders of the Series C, AA, BB and JJ warrants is considered to be equity-based compensation.  Also, as part of the Warrant Recapitalization, the Company will issue Common Stock that exceeds 20% of the issued and outstanding shares of the Company’s Common Stock.  These issuances of Common Stock require the approval of the Company’s stockholders pursuant to NASDAQ Stock Market Rule 5635.

On November 15, 2010, the stockholder holding 17,887,446 shares of Common Stock, or approximately 70.6% of the Common Stock outstanding on the Record Date, approved the issuances of Common Stock described above by written consent.  Accordingly, all necessary corporate approvals in connection with these issuances of Common Stock have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The general effect of the stockholder action is described below under the caption “ACTION:  APPROVAL OF THE ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE WARRANT RECAPITALIZATION TRANSACTION.”

The Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

Under the laws of the State of Nevada, our stockholders are not entitled to appraisal rights with respect to the transactions described in this Information Statement.

Outstanding Shares and Voting Rights

The vote required to approve the issuances of Common Stock described in this Information Statement was the affirmative vote of the holders of a majority of the Company’s voting stock, which is the Company’s Common Stock.  Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held.  As of the Record Date, the Company had 25,351,950 shares of Common Stock outstanding.

Section 78.320 of the Nevada Revised Statutes provides in substance that unless the company’s articles of incorporation provide otherwise, any action permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power.  It also states that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

In order to eliminate the costs and management time involved in soliciting and obtaining proxies to approve the actions described herein and to effectuate such actions as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors decided to seek the written consent of the stockholders holding at least a majority of the voting power to approve such actions.

ACTION:
APPROVAL OF THE ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE
WARRANT RECAPITALIZATION TRANSACTION

Overview of the Warrant Recapitalization

The Company’s Board of Directors (the “Board”) unanimously approved transactions designed to reduce the overhang of the Company’s Series A, B, C, AA, BB and JJ warrants and to simplify the Company’s capital structure (the “Warrant Recapitalization”).  In connection with the Warrant Recapitalization, the Company expects to issue an aggregate of 7,153,065 shares of Common Stock (the “New Shares”) to warrant holders in exchange for warrants representing the right to purchase an aggregate amount of 12,137,234 shares of Common Stock.  Once all of the New Shares have been issued, the Company will have approximately 32,505,015 shares of Common Stock outstanding.  After the completion of the Warrant Recapitalization, the Company will have one Series A warrant outstanding representing the right to purchase 128,755 shares of the Company’s Common Stock.  The Company will no longer have any Series B, C, AA, BB or JJ warrants outstanding.

As part of the Warrant Recapitalization, the Board approved, subject to stockholder approval, the issuance of (i) a total of 1,956,952 shares of Common Stock to Fame Good in exchange for outstanding Series A and B warrants, and (ii) a total of 2,220,456 shares of Common Stock to the holders of the Company’s Series C, AA, BB and JJ warrants in exchange for outstanding Series C, AA, BB and JJ warrants.  The issuances of shares to Fame Good and the Series C, AA, BB and JJ warrant holders are subject to stockholder approval under NASDAQ Rules.

The Warrant Recapitalization will close in two steps.  The first step includes the issuance of Common Stock to the holders of Series A and B warrants, except Fame Good.  Since stockholder approval was not required for this step, the Company closed this step on December 13, 2010 and issued 2,975,657 shares of Common Stock on such date.  The second step will include the issuance of the shares of Common Stock to Fame Good and to the holders of Series C, AA, BB and JJ warrant holders.  Since this step requires stockholder approval, this step will close on approximately January 21, 2011, which is the date when the stockholder approval described herein will become effective.

Shares of Common Stock to be issued to Fame Good

With respect to its Series A and Series B warrants, the Company entered into a warrant exchange agreement pursuant to which the Series A and Series B warrant holders agreed to exchange such warrants for the issuance by the Company of 0.5 shares of Common Stock per share of Common Stock underlying the warrant.  The warrant exchange agreement with the Series A and B warrant holders is attached hereto as Annex A.

On December 13, 2010, the Company closed on the warrant exchange with the Series A and B warrant holders, except Fame Good.  On such date, the Company issued a total of 2,975,657 shares of Common Stock in exchange for outstanding Series A and B warrants.  Once the written stockholder consent described herein becomes effective, the Company will issue 1,956,952 shares of Common Stock to Fame Good.  Fame Good will participate in the warrant exchange on the same terms as the other Series A and B warrant holders.

NASDAQ Listing Rule 5635(c) requires a company to obtain stockholder approval in connection with equity-based compensation pursuant to which stock may be acquired by officers, directors, employees or consultants for less than market or book value.  Under NASDAQ interpretations of this rule, NASDAQ does not attribute any value to the Series A and B warrants that are being exchanged for shares of the Company’s Common Stock.  Mr. Xu Jie, the Company’s Chairman, is the director and controlling stockholder of Fame Good and, as such, will be deemed to be a participant in the Warrant Recapitalization.  Thus, under NASDAQ Stock Market Rule 5635 and related interpretations, the issuance of shares of Common Stock to Fame Good is considered to be equity-based compensation and requires stockholder approval.

Shares of Common Stock to be issued to Series C, AA, BB and JJ Warrant Holders

With respect to its Series C, AA, BB and JJ warrants, the Company entered into a warrant exchange agreement, pursuant to which it agreed to exchange all of the warrants for the issuance by the Company of (i) 1.372921615 shares of Common Stock per share of Series C warrant stock; (ii) 0.8203 shares of Common Stock per share of Series AA and Series BB warrant stock; and (iii) 0.8288 shares of Common Stock per share of Series JJ warrant stock.  When the Series C, AA, BB and JJ warrant recapitalization closes, the Company expects to issue an additional 2,220,456 shares of Common Stock to the Series C, AA, BB and JJ warrant holders.  The warrant exchange agreement with the Series C, AA, BB and JJ warrant holders is attached hereto as Annex B.

NASDAQ Listing Rule 5635(c) requires a company to obtain stockholder approval in connection with equity-based compensation pursuant to which stock may be acquired by officers, directors, employees or consultants for less than market or book value.  Under NASDAQ interpretations of this rule, NASDAQ does not attribute any value to the Series C, AA, BB and JJ warrants that are being exchanged for shares of the Company’s Common Stock.  Certain of the Series C, AA, BB and JJ warrant holders have previously served or currently serve as advisors to the Company.  These Series C, AA, BB and JJ warrant holders will participate in the Warrant Recapitalization.  Under NASDAQ Stock Market Rule 5635 and related interpretations, the issuance of shares to these holders of the Series C, AA, BB and JJ warrants is considered to be equity-based compensation and requires stockholder approval.

NASDAQ Listing Rule 5635(a)(1)(A) requires a company to obtain stockholder approval in connection with the issuance of securities in a transaction amounting to more than 20% of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis.  As of the Record Date, the Company had 25,351,950 shares of Common Stock outstanding.  The New Shares, when issued, will represent approximately 28.2% of the pre-transaction Common Stock.  Since the shares to be issued to Series C, AA, BB and JJ warrant holders are above the 20% threshold, stockholder approval is required.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our Common Stock on the Record Date by (i) each person known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) our directors, (iii) our principal executive officer and our two most highly compensated executive officers (other than our principal executive officer) and (iv) our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)	Percentage of Common Stock Owned(1)
Five Percent Stockholders (other than directors and principal executive officers):
The TCW Group, Inc.(2)(3)	2,871,936	9.9%
Citigroup Inc.(2)(4)	2,674,929	9.9%
Bank of America Corporation(2)(5)	2,662,742	9.9%
Adam Benowitz and Vision Capital Advisors, LLC(2)(6)	2,531,485	9.9%
QVT Financial LP(2)(7)	1,467,589	5.4%
Directors and Principal Executive Officers:
Huang Zhaoqi	0	*
David K. Karnes(8)	70,000	*
Brian Lin(9)	60,000	*
Philip Lo	0	*
Qi Ruilong	0	*
Shi Yu(10)	20,000	*
Xu Jie(11)	17,887,446	70.6%
Zheng Qingsong(12)	20,000	*
Directors and Executive Officers as a group (10 persons)(13)	18,057,446	70.8%
_____________________

*           Less than 1%.

(1)
Applicable percentage ownership is based on 25,351,950 shares of Common Stock outstanding as of the Record Date (November 24, 2010). Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently issuable upon conversion or exercisable within 60 days of November 24, 2010, are deemed to be beneficially owned by the person holding such convertible securities or warrants for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
These holders received shares of our Series A Convertible Preferred Stock and Series A, Series B and Series J Warrants to purchase shares of our Common Stock in a private placement transaction on February 7, 2007. In addition, we issued Series B Convertible Preferred Stock to certain of these holders in connection with the exercise of Series J Warrants, which expired on November 7, 2008. Until the preferred stock is converted or the warrants exercised, these holders have only limited voting rights with respect to the preferred stock and no voting rights with respect to the warrants. Because the preferred stock and warrants are presently convertible into or exercisable for shares of Common Stock, the holders are deemed to beneficially own such shares of Common Stock. It is for this reason that the percentages shown add to more than 100%.

(3)
Based on a Schedule 13G filed by The TCW Group, Inc. (“TCW”) with the SEC on February 10, 2009. TCW owns 563,176 shares of Series A Convertible Preferred Stock and 858,369 shares of Series B Convertible Preferred Stock, which collectively are convertible into 1,421,545 shares of our Common Stock. In addition, TCW holds Series A and B Warrants, which entitle it to purchase 515,021 and 515,021 shares of our Common Stock, respectively. The preferred stock and warrants are not convertible or exercisable, however, to the extent that the number of shares of Common Stock to be issued pursuant to such conversion or exercise would exceed, when aggregated with all other shares of Common Stock owned by TCW at such time, the number of shares of Common Stock which would result in TCW beneficially owning in excess of 9.9% of the then issued and outstanding shares of our Common Stock. TCW may waive this ownership cap on 61 days’ prior notice to us. As a result of this ownership cap, TCW beneficially owns 2,871,936 shares of our Common Stock. TCW is deemed to beneficially own these securities, although record ownership of the securities is in the name of TCW Americas Development Association L.P. The address of TCW is 865 South Figueroa Street, Los Angeles, California 90017.

(4)
Based on a Schedule 13G/A filed by Citigroup Inc. and its affiliates (collectively “Citigroup”) with the SEC on February 16, 2010. Citigroup owns 1,353,031 shares of Series A Convertible Preferred Stock and 2,062,232 shares of Series B Convertible Preferred Stock, which collectively are convertible into 3,415,263 shares of our Common Stock. In addition, Citigroup holds Series A and B Warrants, which entitle it to purchase 1,237,339 and 1,237,339 shares of our Common Stock, respectively. The preferred stock and warrants are not convertible or exercisable, however, to the extent that the number of shares of Common Stock to be issued pursuant to such conversion or exercise would exceed, when aggregated with all other shares of Common Stock owned by Citigroup at such time, the number of shares of Common Stock which would result in Citigroup beneficially owning in excess of 9.9% of the then issued and outstanding shares of our Common Stock. Citigroup may waive this ownership cap on 61 days’ prior notice to us. As a result of this ownership cap, Citigroup beneficially owns 2,674,929 shares of our Common Stock. Citigroup is deemed to beneficially own these securities, although record ownership of the securities is in the name of Old Lane Cayman Master Fund, L.P., Old Lane US Master Fund, L.P. and Old Lane HMA Master Fund, L.P. The address of Citigroup is 399 Park Avenue, New York, New York 10043.

(5)
Based on a Schedule 13G/A filed by Bank of America Corporation (“Bank of America”) with the SEC on February 11, 2010. Bank of America owns 1,272,779 shares of Series A Convertible Preferred Stock and 429,185 shares of Series B Convertible Preferred Stock, which collectively are convertible into 1,701,964 shares of our Common Stock. In addition, Bank of America holds Series A and B Warrants, which entitle it to purchase 1,287,554 and 257,511 shares of our Common Stock, respectively. The preferred stock and warrants are not convertible or exercisable, however, to the extent that the number of shares of Common Stock to be issued pursuant to such conversion or exercise would exceed, when aggregated with all other shares of Common Stock owned by Bank of America at such time, the number of shares of Common Stock which would result in Bank of America beneficially owning in excess of 9.9% of the then issued and outstanding shares of our Common Stock. Bank of America may waive this ownership cap on 61 days’ prior notice to us. As a result of this ownership cap, Bank of America beneficially owns 2,662,742 shares of our Common Stock. Bank of America is deemed to beneficially own these securities, although record ownership of the securities is in the name of Hare & Co. for Blue Ridge Investments, LLC. The address of Bank of America is 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, North Carolina 28255.

(6)
Based on a Schedule 13G/A filed by Adam Benowitz, Vision Capital Advisors, LLC and its affiliates (collectively, “Vision”) with the SEC on February 16, 2010. Vision owns 1,971,117 shares of Series A Convertible Preferred Stock and 3,004,292 shares of Series B Convertible Preferred Stock, which collectively are convertible into 4,975,409 shares of our Common Stock. In addition, Vision holds Series A and B Warrants, which entitle it to purchase 1,931,330 and 1,802,575 shares of our Common Stock, respectively. The preferred stock and warrants are not convertible or exercisable, however, to the extent that the number of shares of Common Stock to be issued pursuant to such conversion or exercise would exceed, when aggregated with all other shares of Common Stock owned by Vision at such time, the number of shares of Common Stock which would result in Vision beneficially owning in excess of 9.9% of the then issued and outstanding shares of our Common Stock. Vision may waive this ownership cap on 61 days’ prior notice to us. As a result of this ownership cap, Vision beneficially owns 2,531,485 shares of our Common Stock. Vision is deemed to beneficially own these securities, although record ownership of the securities is in the name of Vision Capital Advantage Fund, L.P. and Vision Opportunity Master Fund, Ltd. The address of Vision is 20 West 55th Street, 5th Floor, New York, New York 10019.

(7)
Based on a Schedule 13G/A filed by QVT Financial LP and its affiliates (“QVT”) with the SEC on February 16, 2010. QVT owns 844,765 shares of Series A Convertible Preferred Stock, which are convertible into 844,765 shares of our Common Stock. In addition, QVT holds Series A and B Warrants, which entitle it to purchase 772,532 and 9,000 shares of our Common Stock, respectively. The preferred stock and warrants are not convertible or exercisable, however, to the extent that the number of shares of Common Stock to be issued pursuant to such conversion or exercise would exceed, when aggregated with all other shares of Common Stock owned by QVT at such time, the number of shares of Common Stock which would result in QVT beneficially owning in excess of 9.9% of the then issued and outstanding shares of our Common Stock. QVT may waive this ownership cap on 61 days’ prior notice to us. QVT is deemed to beneficially own these securities, although record ownership of the securities is in the name of QVT Fund LP and Quintessence Fund LP. The address of QVT is 1177 Avenue of the Americas, 9th Floor, New York, New York 10036.

(8)
Includes 7,000 shares held in an IRA account, 2,000 shares held by a corporation controlled by Mr. Karnes, and options to purchase 60,000 shares of Common Stock that are currently exercisable or are exercisable within 60 days of the Record Date.

(9)	Includes options to purchase 60,000 shares of Common Stock that are currently exercisable or are exercisable within 60 days of the Record Date.

(10)	Includes options to purchase 20,000 shares of Common Stock that are currently exercisable or are exercisable within 60 days of the Record Date.

(11)
Includes 17,887,446 shares of Common Stock held by Fame Good. Xu Jie, our Chairman of the Board, is also the President and Chief Executive Officer, director and controlling stockholder of Fame Good and as a result is deemed to be the beneficial owner of the securities held by Fame Good. Mr. Xu does not directly own any shares of our Common Stock. Mr. Xu’s address is Canglongdao Science Park of Wuhan, East Lake Hi-Tech Development Zone, Wuhan, Hubei 430200, People’s Republic of China.

(12)	Includes options to purchase 20,000 shares of Common Stock that are currently exercisable or are exercisable within 60 days of the Record Date.

(13)	Includes options to purchase 160,000 shares of Common Stock that are currently exercisable or are exercisable within 60 days of the Record Date.

Additional Information

The proxy rules under the Exchange Act permit companies to satisfy the delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single information statement to those stockholders unless the Company is otherwise advised by the stockholders.  This reduces the amount of duplicate information that stockholders receive and lowers the Company’s printing and mailing costs.

If your household received a single copy of this Information Statement and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation, we will send them to you upon your written request, forwarded to the Company by mail to c/o Troutman Sanders LLP, 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia 30308, Attention Paul Davis Fancher, phone number 404-885-3000.

If you received multiple copies of this Information Statement and, in the future, wish to receive only a single copy, we will send it to you upon your written request, forwarded to the Company by mail to c/o Troutman Sanders LLP, 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia 30308, Attention Paul Davis Fancher, phone number 404-885-3000.

The Company will provide upon written request and without charge to each stockholder receiving this Information Statement a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including the financial statements included therein, as filed with the SEC. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

By order of the Board of Directors,

/s/ Qi Ruilong
Qi Ruilong, President and Chief Executive Officer

December 27, 2010

Annex A

WARRANT EXCHANGE AGREEMENT

THIS WARRANT EXCHANGE AGREEMENT, dated as of December 13, 2010 (this “Agreement”) is entered into by and among Wuhan General Group (China), Inc., a Nevada corporation (the “Company”) and the undersigned holders of the Company’s Series A Warrants and/or Series B Warrants (collectively, the “Holders”).

WITNESSETH

WHEREAS, the Company currently has Series A and B warrants outstanding (the “Warrants”) representing the right to purchase an aggregate of 9,993,977 shares of the Company’s common stock, $0.0001 par value per share (the “Warrant Stock”);

WHEREAS, the Company has offered to exchange all or part of each Holder’s Warrant for the issuance by the Company of 0.5 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), per share of Warrant Stock underlying the Warrant;

WHEREAS, the Transaction (as defined below) shall be made pursuant to an exemption under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties desire to enter into the Transaction upon the terms and conditions herein.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

1.           Each Holder agrees to transfer the number of shares of Warrant Stock underlying its Series A Warrant and/or the number of shares of Warrant Stock underlying its Series B Warrant indicated on such Holder’s signature page hereto (the “Elected Warrant Stock”) for the issuance by the Company of 0.5 shares of the Company’s Common Stock per share of Elected Warrant Stock (the “Transaction”).  Each Holder shall relinquish such Holder’s right, title and interest in the Elected Warrant Stock to the Company.

2.           In connection with the Transaction, (i) each Holder that also holds the Company’s Series A Convertible Preferred Stock, $0.0001 par value per share, has signed and delivered the Waiver, of even date herewith (the “Waiver”), of the Lock-Up Agreement, dated February 7, 2007, between the Company and Fame Good International Limited (“Fame Good”) and (ii) certain of the Holders have signed and delivered the Stockholders Agreement, of even date herewith, with the Company, Fame Good and Xu Jie (the “Stockholders Agreement”).

3.           Each Holder hereby represents and warrants that:

a.           it acknowledges and agrees to the terms and conditions of the Transaction as provided for herein;

b.           it is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

c.           it has the requisite power and authority to enter into and perform this Agreement and, if applicable, the Stockholders Agreement and the Waiver, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and, if applicable, the Stockholders Agreement and the Waiver, by such Holder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Holder or its Board of Directors, stockholders, or partners, as the case may be, is required. Each of this Agreement and, if applicable, the Stockholders Agreement and the Waiver, has been duly authorized, executed and delivered by such Holder and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Holder enforceable against the Holder in accordance with the terms thereof;

d.           the execution, delivery and performance of this Agreement and, if applicable, the Stockholders Agreement and the Waiver, and the consummation by such Holder of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Holder’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Holder is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Holder or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Holder). Such Holder is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or, if applicable, the Stockholders Agreement and the Waiver;

e.           it is acquiring the Common Stock solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Each Holder does not have a present intention to sell the Common Stock, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Common Stock to or through any person or entity; provided, however, that by making the representations herein and subject to Section 3(g) below, such Holder does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with Federal and state securities laws applicable to such disposition. Each Holder acknowledges that it is able to bear the financial risks associated with an investment in the Common Stock and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company;

f.           it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act.  Such Holder is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such Holder is not a broker-dealer;

g.           it understands that the Common Stock must be held indefinitely unless such Common Stock is registered under the Securities Act or an exemption from registration is available. Such Holder acknowledges that such Holder is familiar with Rule 144, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Holder understands that to the extent that Rule 144 is not available, such Holder will be unable to sell any of the Common Stock without either registration under the Securities Act or the existence of another exemption from such registration requirement;

h.           Such Holder understands that the Common Stock is being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the applicability of such exemptions and the suitability of such Holder to acquire the Common Stock;

i.           it has not agreed to act with any other Holder for the purpose of acquiring, holding, voting or disposing of the Common Stock purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Holder is acting independently with respect to its investment in the Common Stock;

j.           it has not exercised, assigned, pledged or hypothecated the Warrants (or the Elected Warrant Stock), in part or in whole; and

k.           it has delivered this Agreement together with its Series A and/or Series B Warrant certificate(s) exercisable for the Elected Warrant Stock to Juliet G. Sy at Troutman Sanders LLP, 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia 30308.

4.           The Holder hereby agrees to indemnify and hold harmless the Company, its officers, directors, successors and assigns, and any person now or hereafter acting as the Company’s transfer agent or acting in any similar capacity, from and against any and all liability, loss, damage and expense in connection with, or arising out of such person’s actions in accordance with the terms of this Agreement.

5.           The Company hereby represents and warrants that:

a.           it is duly incorporated, validly existing and in good standing under the laws of the State of Nevada;

b.           it has the requisite power and authority to enter into and perform this Agreement and the Stockholders Agreement and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Stockholders Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors is required. Each of this Agreement and the Stockholders Agreement has been duly authorized, executed and delivered by the Company and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with the terms thereof;

c.           the execution, delivery and performance of this Agreement and the Stockholders Agreement and the consummation by the Company of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of the Company’s organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Company is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Company or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Company). The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Stockholders Agreement; and

d.           it has not provided any of the Holders with any material non-public information concerning the Company in connection with this Agreement and the transactions contemplated hereby.

6.           The Company shall consummate the Transaction described herein and issue Common Stock immediately upon the date hereof with respect to Blue Ridge Investments, L.L.C., Old Lane Cayman Master Fund, LP, Old Lane US Master Fund, LP, Old Lane HMA Master Fund, LP, QVT Fund LP, Quintessence Fund L.P., TCW Americas Development Association, L.P. and Lighthouse Consulting Limited.  With respect to Fame Good, the Company shall consummate the Transaction described herein and issue Common Stock upon receipt of the approval of at least a majority of its stockholders of the Company’s issuance of its Common Stock in the Transaction to Fame Good.

7.           Miscellaneous.

a.           This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law principles.

b.           This Agreement and, if applicable, the Stockholders Agreement and the Waiver constitute the entire agreement between the parties regarding the subject transaction, superseding any prior agreements or understandings between them, and shall be binding upon the Holder and Holder’s permitted assigns and shall inure to the benefit of the Company and its successors and assigns.

c.           This Agreement may be executed in several counterparts, including by way of facsimile or electronic transmission, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Agreement is accepted as of the date first written above.

“Company”

WUHAN GENERAL GROUP (CHINA), INC.

By:	/s/ Philip Lo
Name: Philip Lo
Title: Chief Financial Officer

[Signature Page to Warrant Exchange Agreement]

BLUE RIDGE INVESTMENTS, L.L.C.

By:	/s/ Chin Chin Teoh
Name: Chin Chin Teoh
Title: Authorized Signatory

Address:	c/o Bank of America 100 N. Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255

Number of shares of Warrant Stock underlying Series A Warrant to be exchanged under the Warrant Exchange Agreement:	1,287,554

Number of shares of Warrant Stock underlying Series B Warrant to be exchanged under the Warrant Exchange Agreement:	257,511

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	772,532.50

[Signature Page to Warrant Exchange Agreement]

OLD LANE CAYMAN MASTER FUND, LP

By:	/s/ Mukesh Patel
Name: Mukesh Patel
Title: Managing Director

Address:	399 Park Ave. New York, NY 10022

Number of shares of Warrant Stock underlying Series A Warrant to be exchanged under the Warrant Exchange Agreement:	737,454

Number of shares of Warrant Stock underlying Series B Warrant to be exchanged under the Warrant Exchange Agreement:	737,454

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	737,454

OLD LANE US MASTER FUND, LP

By:	/s/ Mukesh Patel
Name: Mukesh Patel
Title: Managing Director

Address:	399 Park Ave. New York, NY 10022

Number of shares of Warrant Stock underlying Series A Warrant to be exchanged under the Warrant Exchange Agreement:	290,775

Number of shares of Warrant Stock underlying Series B Warrant to be exchanged under the Warrant Exchange Agreement:	290,775

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	290,775

[Signature Page to Warrant Exchange Agreement]

OLD LANE HMA MASTER FUND, LP

By:	/s/ Mukesh Patel
Name: Mukesh Patel
Title: Managing Director

Address:	399 Park Ave. New York, NY 10022

Number of shares of Warrant Stock underlying Series A Warrant to be exchanged under the Warrant Exchange Agreement:	209,110

Number of shares of Warrant Stock underlying Series B Warrant to be exchanged under the Warrant Exchange Agreement:	209,110

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	209,110

[Signature Page to Warrant Exchange Agreement]

QVT FUND LP, by its general partner,
QVT Associates GP LLC

By:	/s/ Tracy Fu
By:	/s/ Yi Cen
Name: Tracy Fu and Yi Cen
Title: Authorized Signatory

Address:	c/o QVT Financial LP 1177 Avenue of the Americas, 9th Floor New York, NY 10036

Number of shares of Warrant Stock underlying Series A Warrant to be exchanged under the Warrant Exchange Agreement:	694,227 Shares

Number of shares of Warrant Stock underlying Series B Warrant to be exchanged under the Warrant Exchange Agreement:	8,088 Shares

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	351,158

QUINTESSENCE FUND L.P., by its general partner,
QVT Associates GP LLC

By:	/s/ Tracy Fu
By:	/s/ Yi Cen
Name: Tracy Fu and Yi Cen
Title: Authorized Signatory

Address:	c/o QVT Financial LP 1177 Avenue of the Americas, 9th Floor New York, NY 10036

Number of shares of Warrant Stock underlying Series A Warrant to be exchanged under the Warrant Exchange Agreement:	78,305

Number of shares of Warrant Stock underlying Series B Warrant to be exchanged under the Warrant Exchange Agreement:	912

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	39,609

[Signature Page to Warrant Exchange Agreement]

TCW AMERICAS DEVELOPMENT ASSOCIATION, L.P.

By:	/s/ Penelope D. Foley
Name: Penelope D. Foley
Title: Managing Director

Address:	1251 Avenue of the Americas Suite 4700 New York, NY 10020

Number of shares of Warrant Stock underlying Series A Warrant to be exchanged under the Warrant Exchange Agreement:	515,021 Certificate # W-A-07-07

Number of shares of Warrant Stock underlying Series B Warrant to be exchanged under the Warrant Exchange Agreement:	515,021 Certificate # W-B-07-07

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	515,021 Common

[Signature Page to Warrant Exchange Agreement]

LIGHTHOUSE CONSULTING LIMITED

By:	/s/ Bai Ye Feng
Name: Bai Ye Feng
Title: Director

Address:	Room 1001, Tung Chai Bldg. 86 Wellington Street Central, Hong Kong

Number of shares of Warrant Stock underlying Series A Warrant to be exchanged under the Warrant Exchange Agreement:	120,000

Number of shares of Warrant Stock underlying Series B Warrant to be exchanged under the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	60,000

[Signature Page to Warrant Exchange Agreement]

FAME GOOD INTERNATIONAL LIMITED

By:	/s/ Xu Jie
Name: Xu Jie
Title: Director

Address:	Canglongdao Science Park of Wuhan East Lake Hi-Tech Development Zone Wuhan, Hubei 430200, PRC

Number of shares of Warrant Stock underlying Series A Warrant to be exchanged under the Warrant Exchange Agreement:	2,111,330

Number of shares of Warrant Stock underlying Series B Warrant to be exchanged under the Warrant Exchange Agreement:	1,802,575

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	1,956,952

[Signature Page to Warrant Exchange Agreement]

Annex B

WARRANT EXCHANGE AGREEMENT

THIS WARRANT EXCHANGE AGREEMENT, dated as of December 13, 2010 (this “Agreement”) is entered into by and among Wuhan General Group (China), Inc., a Nevada corporation (the “Company”), Fame Good International Limited, a British Virgin Islands Company (“Fame Good”), and the undersigned holders of the Company’s Series C, AA, BB and/or JJ Warrants (collectively, the “Holders”).

WITNESSETH

WHEREAS, the Company currently has Series C, AA, BB and JJ warrants outstanding (the “Warrants”) representing the right to purchase an aggregate of 2,272,016 shares (the “Warrant Stock”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”);

WHEREAS, the Company has offered to exchange all or part of each Holder’s Warrants for the issuance by the Company of shares of the Company’s Common Stock, in accordance with the exchange ratios set forth herein;

WHEREAS, the Transaction (as defined below) shall be made pursuant to an exemption under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties desire to enter into the Transaction upon the terms and conditions herein.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

1.           On the Closing Date (as hereinafter defined), each Holder agrees to transfer the number of shares of Warrant Stock underlying its Warrants as indicated on such Holder’s signature page hereto (the “Elected Warrant Stock”) for the issuance by the Company of (i) 1.372921615 shares of the Company’s Common Stock per share of Series C Elected Warrant Stock; (ii) 0.8203 shares of the Company’s Common Stock per share of Series AA and Series BB Elected Warrant Stock; and (iii) 0.8288 shares of the Company’s Common Stock per share of Series JJ Elected Warrant Stock (the “Transaction”).  Each Holder shall relinquish such Holder’s right, title and interest in the Elected Warrant Stock to the Company.

2.           The consummation of the Transaction is referred to in this Agreement as the “Closing.”  The “Closing Date” will be the date on which the Closing occurs.  The Closing will occur within five (5) business days following the satisfaction or waiver of the condition set forth in paragraph 8.  The Closing will take place at the offices of Troutman Sanders LLP, 600 Peachtree St., Suite 5200, Atlanta, Georgia, 30308 or at such other place as the Company and the Holders may agree.

3.           Each Holder hereby represents and warrants that as of the date hereof:

a.           it acknowledges and agrees to the terms and conditions of the Transaction as provided for herein;

b.           if the Holder is a natural person, the execution, delivery and performance by such person of this Agreement are within such person’s legal right, power and capacity, require no action by or in respect of or filing with, any governmental body, agency, or official and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument to which such person is a party or by which such person or any of such person’s properties are bound.  The signature on the signature page of this Agreement is genuine, and the Holder has legal competence and capacity to execute the same, and this Agreement constitutes a valid and binding agreement of the Holder, enforceable against the Holder in accordance with its terms;

c.           if the holder is a corporation, limited liability company, trust, partnership or other entity, it is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

d.           if the holder is a corporation, limited liability company, trust, partnership or other entity, it has the requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by such Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Holder or its Board of Directors, stockholders, or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Holder and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Holder enforceable against the Holder in accordance with the terms hereof;

e.           the execution, delivery and performance of this Agreement and the consummation by such Holder of the transactions contemplated hereby or relating hereto do not and will not (i) if the Holder is a corporation, limited liability company, trust, partnership or other entity, result in a violation of such Holder’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Holder is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Holder or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Holder). Such Holder is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement;

f.           it is acquiring the Common Stock solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Each Holder does not have a present intention to sell the Common Stock, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Common Stock to or through any person or entity; provided, however, that by making the representations herein and subject to Section 3(g) below, such Holder does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with Federal and state securities laws applicable to such disposition. Each Holder acknowledges that it is able to bear the financial risks associated with an investment in the Common Stock and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company;

g.           it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act.  Such Holder is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such Holder is not a broker-dealer;

h.           it understands that the Common Stock must be held indefinitely unless such Common Stock is registered under the Securities Act or an exemption from registration is available. Such Holder acknowledges that such Holder is familiar with Rule 144, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Holder understands that to the extent that Rule 144 is not available, such Holder will be unable to sell any of the Common Stock without either registration under the Securities Act or the existence of another exemption from such registration requirement;

i.           such Holder understands that the Common Stock is being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the applicability of such exemptions and the suitability of such Holder to acquire the Common Stock;

j.           it has not agreed to act with any other Holder for the purpose of acquiring, holding, voting or disposing of the Common Stock acquired hereunder for purposes of Section 13(d) under the Exchange Act, and each Holder is acting independently with respect to its investment in the Common Stock;

k.           it has not exercised, assigned, pledged or hypothecated the Warrants (or the Elected Warrant Stock), in part or in whole; and

l.           it has delivered this Agreement together with its Series C, AA, BB and/or JJ Warrant certificate(s) (or a properly completed Affidavit of Lost, Stolen or Destroyed Securities) exercisable for the Elected Warrant Stock to Juliet G. Sy at Troutman Sanders LLP, 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia 30308.

4.           Each Holder hereby agrees to indemnify and hold harmless the Company, its officers, directors, successors and assigns, and any person now or hereafter acting as the Company’s transfer agent or acting in any similar capacity, from and against any and all liability, loss, damage and expense in connection with, or arising out of such person’s actions in accordance with the terms of this Agreement.

5.           The Company hereby represents and warrants that as of the date hereof:

a.           it is duly incorporated, validly existing and in good standing under the laws of the State of Nevada;

b.           it has the requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors is required. This Agreement has been duly authorized, executed and delivered by the Company and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with the terms hereof;

c.           the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Company’s organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Company is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Company or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Company). The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement; and

d.           it has not provided any of the Holders with any material non-public information concerning the Company in connection with this Agreement and the transactions contemplated hereby.

6.           Each Holder hereby covenants that:

a.           between the date hereof and the Closing Date, such Holder shall not take any action that would, or that could reasonably be expected to, result in any of the representations and warranties of the Holder set forth in this Agreement becoming untrue; and

b.           if the holder is a corporation, limited liability company, trust, partnership or other entity, it will, between the date hereof and the Closing Date, maintain its existence and good standing in its jurisdiction of organization and in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, and that it will not amend or modify its charter documents.

7.           The Company hereby covenants that between the date hereof and the Closing Date, the Company shall not take any action that would, or that could reasonably be expected to, result in any of the representations and warranties of the Company set forth in this Agreement becoming untrue.

8.           The respective obligations of each party to effect the transactions contemplated by this Agreement will be subject to the Company obtaining, at or prior to the Closing, the approval of at least a majority of its stockholders of the Company’s issuance of its Common Stock in the Transaction.

9.           Fame Good hereby agrees to vote all of its shares of Common Stock in favor of approving the Transaction when and at such time as the Company shall seek the approval of its stockholders to issue Common Stock as contemplated by the Transaction.

10.         Miscellaneous.

a.           This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law principles.

b.           This Agreement constitutes the entire agreement between the parties regarding the subject transaction, superseding any prior agreements or understandings between them, and shall be binding upon the Holder and Holder’s permitted assigns and shall inure to the benefit of the Company and its successors and assigns.

c.           This Agreement may be executed in several counterparts, including by way of facsimile or electronic transmission, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Agreement is accepted as of the date first written above.

“Company”

WUHAN GENERAL GROUP (CHINA), INC.

By:	/s/ Philip Lo
Name: Philip Lo
Title: Chief Financial Officer

“Fame Good”

FAME GOOD INTERNATIONAL LIMITED

By:	/s/ Xu Jie
Name: Xu Jie
Title: Director

HOWARD B. LANDERS and CINDY E. LANDERS,
as Tenants by the Entirety

/s/ Howard B. Landers and Cindy E. Landers as TBE

Address: 9881 SW 131 Street Miami, FL 33176

Number of shares of Warrant Stock underlying Series C Warrant to be exchanged under the Warrant Exchange Agreement:	0

Number of shares of Warrant Stock underlying Series AA Warrant to be exchanged under the Warrant Exchange Agreement:	24,691

Number of shares of Warrant Stock underlying Series BB Warrant to be exchanged under the Warrant Exchange Agreement:	15,286

Number of shares of Warrant Stock underlying Series JJ Warrant to be exchanged under the Warrant Exchange Agreement:	25,476

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	53,908

A. RAINEY GRAY

/s/ A. Rainey Gray

Address: 800 Sawyer Bend Court Franklin, TN 37069

Number of shares of Warrant Stock underlying Series C Warrant to be exchanged under the Warrant Exchange Agreement:	41,150

Number of shares of Warrant Stock underlying Series AA Warrant to be exchanged under the Warrant Exchange Agreement:	24,691

Number of shares of Warrant Stock underlying Series BB Warrant to be exchanged under the Warrant Exchange Agreement:	15,286

Number of shares of Warrant Stock underlying Series JJ Warrant to be exchanged under the Warrant Exchange Agreement:	25,476

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	110,403

ANDREW TUSSING

/s/ Andrew Tussing

Address: 10212 Little Brick House Court Ellicott City, MD 21042

Number of shares of Warrant Stock underlying Series C Warrant to be exchanged under the Warrant Exchange Agreement:	20,575

Number of shares of Warrant Stock underlying Series AA Warrant to be exchanged under the Warrant Exchange Agreement:	12,345

Number of shares of Warrant Stock underlying Series BB Warrant to be exchanged under the Warrant Exchange Agreement:	7,643

Number of shares of Warrant Stock underlying Series JJ Warrant to be exchanged under the Warrant Exchange Agreement:	12,738

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	55,201

LI JUN

/s/ Li Jun

Address:	Rm 1201, Building #69 Lane 1881 Dongfang Road Pudong District Shanghai PR China

Number of shares of Warrant Stock underlying Series C Warrant to be exchanged under the Warrant Exchange Agreement:	0

Number of shares of Warrant Stock underlying Series AA Warrant to be exchanged under the Warrant Exchange Agreement:	123,451

Number of shares of Warrant Stock underlying Series BB Warrant to be exchanged under the Warrant Exchange Agreement:	76,429

Number of shares of Warrant Stock underlying Series JJ Warrant to be exchanged under the Warrant Exchange Agreement:	127,381

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	269,535

JOHN STARR and ELIZABETH STARR,
as Tenants by the Entirety

/s/ John Starr and Elizabeth Starr

Address: 161 Spring House Road Fairfield, CT 06824

Number of shares of Warrant Stock underlying Series C Warrant to be exchanged under the Warrant Exchange Agreement:	265,380

Number of shares of Warrant Stock underlying Series AA Warrant to be exchanged under the Warrant Exchange Agreement:	159,228

Number of shares of Warrant Stock underlying Series BB Warrant to be exchanged under the Warrant Exchange Agreement:	98,579

Number of shares of Warrant Stock underlying Series JJ Warrant to be exchanged under the Warrant Exchange Agreement:	164,298

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	711,995

JAY GUTTERMAN and CINDY GUTTERMAN,
as Tenants by the Entirety

/s/ Jay Gutterman and Cindy Gutterman

Address:

Number of shares of Warrant Stock underlying Series C Warrant to be exchanged under the Warrant Exchange Agreement:	20,000

Number of shares of Warrant Stock underlying Series AA Warrant to be exchanged under the Warrant Exchange Agreement:	99,686

Number of shares of Warrant Stock underlying Series BB Warrant to be exchanged under the Warrant Exchange Agreement:	61,716

Number of shares of Warrant Stock underlying Series JJ Warrant to be exchanged under the Warrant Exchange Agreement:	102,861

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	245,108

STEVE SWAIN

/s/ Steve Swain

Address:

Number of shares of Warrant Stock underlying Series C Warrant to be exchanged under the Warrant Exchange Agreement:	100,000

Number of shares of Warrant Stock underlying Series AA Warrant to be exchanged under the Warrant Exchange Agreement:	59,999

Number of shares of Warrant Stock underlying Series BB Warrant to be exchanged under the Warrant Exchange Agreement:	37,146

Number of shares of Warrant Stock underlying Series JJ Warrant to be exchanged under the Warrant Exchange Agreement:	61,911

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	268,292

SPRING HOUSE CAPITAL, LLC

By:	/s/ John H. Starr
Name: John H. Starr
Title: President

Address: 161 Spring House Road Fairfield, CT 06824

Number of shares of Warrant Stock underlying Series C Warrant to be exchanged under the Warrant Exchange Agreement:	188,605

Number of shares of Warrant Stock underlying Series AA Warrant to be exchanged under the Warrant Exchange Agreement:	113,162

Number of shares of Warrant Stock underlying Series BB Warrant to be exchanged under the Warrant Exchange Agreement:	70,060

Number of shares of Warrant Stock underlying Series JJ Warrant to be exchanged under the Warrant Exchange Agreement:	116,767

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	506,014